United States
Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 1, 2004

RADIOLOGIX, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-23311 (Commission File Number)	75-2648089 (I.R.S. Employer Identification Number)

3600 JP Morgan Chase Tower
2200 Ross Avenue
Dallas, Texas 75201-2776
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (214) 303-2776

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Signatures
INDEX TO EXHIBITS
Press Release

Radiologix, Inc.
Current Report on Form 8-K

ITEM 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     (d)  Effective September 1, 2004, John R. Gunn has been elected to Radiologix’ board of directors. Since 1987, Mr. Gunn, 61, has served as the executive vice president and chief operating officer of Memorial Sloan-Kettering Cancer Center, a cancer research and treatment center in New York. Radiologix’ board of directors has determined that Mr. Gunn is an independent director under Securities and Exchange Commission rules and under the new listing standards of the American Stock Exchange.

     Radiologix issued a press release on September 2, 2004, announcing Mr. Gunn’s election to the board of directors. A copy of the press release is filed as Exhibit 99.1 to this Form 8-K and incorporated here by reference.

ITEM 9.01.  Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Press Release issued by the Registrant on September 2, 2004, relating to Radiologix, Inc.’s election of John R. Gunn to its Board of Directors.

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 2, 2004

RADIOLOGIX, INC.
By:	/s/ Michael L. Silhol
Michael L. Silhol, Senior Vice President
and General Counsel

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibits
99.1	Press Release issued by the Registrant on September 2, 2004, relating to Radiologix, Inc.'s election of John R. Gunn to its Board of Directors.